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                  COMMON STOCK AND WARRANTS PURCHASE AGREEMENT
                                     Between

                               SEDONA Corporation

                                       and

                         the Investors Signatory Hereto


         COMMON STOCK AND WARRANTS PURCHASE AGREEMENT dated as of _____________, 2001 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and SEDONA Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company").

         WHEREAS, each party desires that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to each Investor, and each Investor shall purchase the number of shares of Common Stock set forth in the signature pages hereto at a per share price equal to $______; and each Investor shall receive Warrants to purchase up to a number of shares of Common Stock equal to one-half the number of shares of Common Stock purchased hereunder by such Investor at a price equal to $________ per share.

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) and/or Section 4(6) of the Securities Act of 1933, as amended, (the "Securities Act") and/or Regulation D and the other rules and regulations promulgated under the Securities Act, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                               Certain Definitions

Section 1.1. "Closing" shall mean the closing of the purchase and sale of the Common Stock and Warrants pursuant to Section 2.1.

Section 1.2. "Common Stock" shall mean the Company's common stock, $.001 par value per share, issued pursuant to the terms and conditions hereof.

Section 1.3. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.4. "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.


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Section 1.5. "Principal Market" shall mean the American Stock Exchange, the New
York Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

Section 1.6. "Purchase Price" shall equal the total number of shares of Common Stock set forth in the signature pages hereto multiplied by $________.

Section 1.7. "Registrable Securities" shall mean the Common Stock and the Warrant Shares until (i) the Registration Statement has been declared effective by the SEC, and all Common Stock and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Common Stock and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Common Stock and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Common Stock and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.8. "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor as of the Closing Date in the form annexed hereto as Exhibit A.

Section 1.9. "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.10. "SEC" shall mean the Securities and Exchange Commission.

Section 1.11. "SEC Documents" shall mean the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the filing of such Annual Report through the date hereof.

Section 1.12. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

Section 1.13. "Transfer" shall mean any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind.

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Section 1.14. "Warrants" shall mean the Warrants substantially in the form of
Exhibit B and Exhibit C to be issued to the Investors hereunder.

Section 1.15. "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II

                 Purchase and Sale of Common Stock and Warrants

Section 2.1.      Investment.

         (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors agree to purchase the Common Stock together with the Warrants at the Purchase Price on the Closing Date (as hereinafter defined).

         (b) The Closing of the sale and purchase of the Common Stock together with the Warrants under this Agreement shall take place at the offices of Piper Marbury Rudnick & Wolfe LLP, 1200 Nineteenth Street, NW, Washington, DC 20036, at 10:00 a.m. on August 16, 2001, or at such other time, date and place as are mutually agreeable to the Company and the Investors. At the Closing, the Company will deliver to the Investors certificates for the Common Stock, registered in the name of the appropriate Investor, and Warrants against payment to the Company of each Investor's proportionate amount of the Purchase Price as set forth on the signature pages hereto, by wire transfer, check or other method acceptable to the Company. The date of the Closing is hereinafter referred to as the "Closing Date."

         (c) The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

             (i) acceptance and execution by the Company and by the Investors of this Agreement and the Registration Rights Agreement;

             (ii) all representations and warranties of the Investors contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

             (iii) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Common Stock and Warrants, or shall have the availability of exemptions therefrom;

             (iv) the sale and issuance of the Common Stock and the Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Warrants upon exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

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                                  ARTICLE III

                 Representations and Warranties of the Investors

         Each Investor, severally and not jointly, represents and warrants to the Company that:

Section 3.1. Organization. If not a natural person, the Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

Section 3.2. Intent. The Investor is entering into this Agreement for its own account and not with a view to or for sale in connection with any distribution of the Common Stock. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock, Warrants or Warrant Shares to or through any Person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term (other than as specified in Section 4.3 herein) and reserves the right to dispose of the Common Stock and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition and such Section 4.3.

Section 3.3. Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Common Stock, Warrants and Warrant Shares. The Investor acknowledges that an investment in the Common Stock, Warrants and Warrant Shares is speculative and involves a high degree of risk.

Section 3.4. Authority. This Agreement and each agreement attached as an Exhibit hereto which is required to be executed by the Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.5. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.6. Disclosure; Access to Information. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed copies of all SEC Documents deemed relevant by the Investor.

Section 3.7. Manner of Sale. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

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                                   ARTICLE IV

                           Covenants of the Investors

         Each Investor, severally and not jointly, covenants with the Company that:

Section 4.1. Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

Section 4.2. Limitation on Short Sales. The Investor agrees that it will make no short sales (as defined in any applicable SEC or NASD rules) of the Company's Common Stock while the Investor holds any of the Common Stock issued hereunder.

Section 4.3. Restrictions on Transfer of Common Stock. Notwithstanding the filing and effectiveness of the Registration Statement, the Investor agrees to Transfer the Common Stock (not including the Warrant Shares) only as follows:

         (a) The Investor may Transfer up to one hundred percent (100%) of the aggregate number of shares of Common Stock upon the earlier of (i) 180 days after the Closing Date and (ii) the close of the fifth consecutive Trading Day on which the closing sale price of the Common Stock on the Principal Market is at least $2.00 per share.

Section 4.4. Restrictions on Transfer of Warrant Shares. The Investor agrees not to Transfer the Warrant Shares until the later of (i) the effectiveness of the Registration Statement and (ii) 180 days after the Closing Date.


                                   ARTICLE V

                            Covenants of the Company

Section 5.1. Registration Rights. The Company shall cause the
Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 5.2. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to the exercise of the Warrants. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any exercise of the Warrants and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Warrants.

                                       5

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                                   ARTICLE VI

         Due Diligence Review; Non-Disclosure of Non-Public Information.

Section 6.1. Due Diligence Review. Subject to Section 6.2, the Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), and any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 6.2. Non-Disclosure of Non-Public Information. Nothing herein shall require the Company to disclose material non-public information to the Investors, advisors to or representatives of the Investors or any underwriter. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.


                                  ARTICLE VII

                                     Legends

Section 7.1. Legends. Unless otherwise provided below, each certificate representing the Common Stock, Warrants and Warrants Shares will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR
(ii) IN THE OPINION OF COUNSEL, ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                                       6

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                                  ARTICLE VIII

                                  Choice of Law

Section 8.1. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the choice of law or conflicts of law provisions thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and of the United States of America, located in the Commonwealth of Pennsylvania, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transaction contemplated hereby in the courts of the Commonwealth of Pennsylvania or the United States of America, located in the Commonwealth of Pennsylvania, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

                                   ARTICLE IX

                                   Assignment

Section 9.1. Assignment. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either party to any other Person. Notwithstanding the foregoing, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Common Stock or Warrants purchased or acquired by any Investor hereunder with respect to the Common Stock or Warrants held by such Person. The Investor shall not assign its rights under this Agreement to any Person identified to the Investor by the Company as a competitor of the Company.

                                   ARTICLE X

                                     Notices

Section 10.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

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If to the Company:                            SEDONA Corporation
                                              455 South Gulph Road
                                              Suite 300
                                              King of Prussia, PA  19406
                                              Attention:  William K. Williams
                                              Facsimile:  484-679-2201

with a copy to (shall not constitute          Piper Marbury Rudnick & Wolfe LLP
notice):                                      1200 Nineteenth Street, NW
                                              Washington, DC 20036
                                              Attention: Robert B. Murphy, Esq.
                                              Telephone: 202-861-3900
                                              Facsimile: 202-223-2085

if to the Investors:                          As set forth on the signature
                                              pages hereto.


Either party hereto may from time to time change its address or facsimile number for notices under this Section 10.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 10.1.

                                   ARTICLE XI

                                  Miscellaneous

Section 11.1. Counterparts/Facsimile/Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.


Section 11.2. Entire Agreement. This Agreement, the agreements attached as Exhibits hereto, which include the Warrants and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

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Section 11.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.


Section 11.4. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 11.5. Number and Gender. There may be one or more Investors parties to this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

Section 11.6. Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Common Stock, Warrants or Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company (which shall not include the posting of any bond) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 11.7. Fees and Expenses. Each of the Company and the Investors agrees to pay its own expenses incident to the performance of its obligations hereunder.


                                       9
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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                           SEDONA CORPORATION



                                           By:__________________________________
                                              Marco A. Emrich, President and
                                                Chief Executive Officer

Investor:

  Address:                                 By:__________________________________



  Amount: $______________________

  Number of shares of Common Stock: ________________

















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                                                                       Exhibit A

                          Registration Rights Agreement










                                       11
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                                                                       Exhibit B

                                     Warrant












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